Prospectus Supplement	December 31, 2017

Putnam Convertible Securities Fund
Prospectus dated February 28, 2017

Effective December 31, 2017, the sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Robert Salvin and Anthony Daigle.

Additional information regarding the fund’s portfolio managers, including their business experience during the last five years, is set forth in the fund’s prospectus.

309540 12/17